UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
May 19, 2011
Date of Report (Date of earliest event reported)
NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7909 Parkwood Circle Dr. Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 19, 2011, National Oilwell Varco, Inc. (the “Company”) held its Annual Meeting of Stockholders where the following matters were voted upon and approved by the Company’s stockholders:
1. the election of two members to the Board of Directors;
2. the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2011;
3. the approval, on an advisory basis, of the compensation of our named executive officers;
4. the frequency for the advisory vote on named executive officer compensation to be conducted on an annual basis;
5. the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the annual election of all directors; and
6. the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million to 1 billion.
The stockholder proposal presented at the Company’s Annual Meeting of Stockholders was not approved by the Company’s stockholders.
The following is a summary of the voting results for each matter presented to the Company’s stockholders:

1. Election of directors:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert E. Beauchamp	314,084,755	10,277,028	1,576,057	24,796,249
Jeffery A. Smisek	314,083,868	10,278,043	1,575,929	24,796,249
The two directors nominated by the Board of Directors were re-elected to serve three-year terms expiring in 2014. There were no nominees to office other than the directors elected.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2011	337,441,126	12,481,770	811,193	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3. Approval of the compensation of the Company’s named executive officers	307,025,954	16,744,893	2,166,993	24,796,249

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
4. Frequency for the advisory vote on the Company’s named executive officer compensation	290,392,485	3,705,869	29,692,900	2,146,586
The stockholders approved the advisory vote on named executive officer compensation to be conducted on an annual basis.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5. Approval of the Company’s Amended and Restated Certificate of Incorporation to provide for the annual election of all directors	348,904,174	1,634,398	195,517	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6. Approval of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock	313,812,557	36,646,061	275,471	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7. Stockholder Proposal	95,265,160	175,500,662	55,172,018	24,796,249

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2011	NATIONAL OILWELL VARCO, INC.
/s/ Raymond W. Chang
Raymond W. Chang
Vice President

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